Table of Contents
Letter to Shareholders ................   1
Performance Results ...................   3
Portfolio of Investments  .............   4
Statement of Assets and Liabilities ...   8
Statement of Operations ...............   9
Statement of Changes in Net Assets ....  10
Financial Highlights  .................  11
Notes to Financial Statements .........  12
Independent Auditors' Report  .........  15
Dividend Reinvestment Plan  ...........  16

VTP ANR 12/95

Letter to Shareholders

November 22, 1995

Dear Shareholder:

  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time -- not timing -- that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview

  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994 -- a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary

  The Trust produced a tax-exempt distribution of 6.64 percent<F3>, based on the closing stock price of $15.00 per common share on October 31, 1995. Because income from the Trust is exempt from federal and Pennsylvania state income taxes, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for Pennsylvania residents in the combined marginal tax bracket of 37.8 percent, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 10.68 percent<F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.

  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained more than 16.5 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 24.53 percent<F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

1  (Continued on page two)

Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

[GRAPH]

Trust Participates in Market Gains of '95

                       Market
   Date      NAV       Price

31-Oct-94   15.02     12.875
30-Nov-94   14.41     13.375
31-Dec-94   15.01     13.000
31-Jan-95   15.63     14.500
28-Feb-95   16.20     15.000
31-Mar-95   16.24     15.125
30-Apr-95   16.12     15.125
31-May-95   16.86     15.000
30-Jun-95   16.42     15.250
31-Jul-95   16.47     15.000
31-Aug-95   16.65     14.875
30-Sep-95   16.68     15.000
31-Oct-95   16.95     15.000

Based on month-end prices

  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,



Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.

2

Performance Results for the Period Ended October 31, 1995

Van Kampen Merritt Trust For Investment Grade
Pennsylvania Municipals
(NYSE Ticker Symbol-VTP)
Total Returns
One-year total return based on market price<F1> .......................................      24.53%
One-year total return based on NAV<F2> ................................................      20.03%
Distribution Rates
Distribution rate as a % of initial offer common stock price<F3> ......................       6.64%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4> ...      10.68%
Distribution rate as a % of closing common stock price<F3>  ...........................       6.64%
Taxable-equivalent distribution rate as a % of closing common stock price<F4> .........      10.68%
Share Valuations
Net asset value .......................................................................   $   16.95
Closing common stock price ............................................................   $  15.000
One-year high common stock price (07/11/95) ...........................................   $  15.750
One-year low common stock price (11/10/94)  ...........................................   $  12.000
Preferred share rate<F5> ..............................................................       3.79%


<F1> Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2> Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3> Distribution rate represents the monthly annualized distributions of the
Trust at the end of the period and not the earnings of the Trust.

<F4> The taxable-equivalent distribution rate is calculated assuming a 37.8%
combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

<F5> See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

3


Portfolio of Investments
October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                            Coupon  Maturity   Market Value
---------------------------------------------------------------------------------------------------
         Municipal Bonds
         Pennsylvania   92.4%
$ 9,000  Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
         Intl Arpt Ser B (FSA Insd)   .......................   6.625%  01/01/22  $  9,437,940
  1,090  Allegheny Cnty, PA Residential Fin Auth Mtg
         Rev Single Family (GNMA Collateralized)   ..........   7.100   05/01/24     1,146,157
  1,755  Allegheny Cnty, PA San Auth Swr Rev (FGIC Insd)  ...       *   12/01/15       549,104
  1,000  Allegheny Cnty, PA San Auth Swr Rev Ser C
         (Prerefunded @ 12/01/01) (FGIC Insd)   .............   6.500   12/01/16     1,109,850
  4,070  Armstrong Cnty, PA Hosp Auth Hlth Cent
         Rev Canterbury Pl Proj Rfdg (MBIA Insd)  ...........   6.500   12/01/21     4,257,464
  2,675  Armstrong Cnty, PA Hosp Auth Hosp Rev
         Armstrong Cnty Mem Hosp Ser A   ....................   7.500   11/01/16     2,611,602
  2,000  Armstrong Cnty, PA Hosp Auth Hosp Rev Saint
         Francis Med Cent Proj A Rfdg (AMBAC Insd)   ........   6.250   06/01/13     2,073,040
  2,310  Bangor, PA Area Sch Dist (AMBAC Insd)  .............   5.375   03/01/15     2,247,584
  1,000  Beaver Cnty, PA Hosp Auth Rev Med Cent
         Beaver, PA Inc (AMBAC Insd)   ......................   6.625   07/01/10     1,080,290
  5,000  Berks Cnty, PA Muni Auth Rev Highlands
         at Wyomissing Proj B  ..............................   6.875   10/01/17     5,300,900
  3,000  Bethlehem, PA Auth Wtr Rev
         (Prerefunded @ 11/15/01) (MBIA Insd)  ..............   6.250   11/15/21     3,288,120
  2,880  Blair Cnty, PA Hosp Auth Rev Altoona
         Hosp Proj (AMBAC Insd)   ...........................   6.500   07/01/22     3,046,666
  5,630  Blairsville-Saltsburg Sch Dist PA Ser 1992
         (Prerefunded @ 05/15/02) (MBIA Insd)  ..............   6.500   05/15/16     6,254,874
  5,000  Bristol Twp, PA Sch Dist Ser A
         (Prerefunded @ 02/15/02) (MBIA Insd)  ..............   6.625   02/15/12     5,645,650
  1,200  Delaware Cnty, PA  .................................       *   11/15/04       774,048
  2,150  Delaware Cnty, PA  .................................       *   11/15/05     1,310,855
  1,565  Delaware Cnty, PA  .................................       *   11/15/07       842,565
  1,000  Delaware Cnty, PA  .................................       *   11/15/08       504,290
  1,665  Delaware Cnty, PA  .................................       *   11/15/09       788,028
    815  Delaware Cnty, PA  .................................       *   11/15/10       360,401
  1,270  Delaware Cnty, PA  .................................       *   11/15/11       523,710
  1,030  Delaware Cnty, PA  .................................       *   11/15/12       395,314
  1,800  Exeter Twp, PA Sch Dist (FGIC Insd)   ..............       *   11/15/13       647,388
  5,200  Falls Twp, PA Hosp Auth Hosp Rev Delaware
         Vly Med Rfdg (FHA Gtd)   ...........................   7.000   08/01/22     5,545,696
  4,000  Franklin Cnty, PA Indl Dev Auth Hosp Rev
         Chambersburg Hosp Proj (FGIC Insd)  ................   6.250   07/01/22     4,130,480
  2,500  Governor Mifflin PA Sch Dist
         (Prerefunded @ 02/01/02) (AMBAC Insd)   ............   6.500   02/01/13     2,748,125

         4    See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                            Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)
$  2,500  Interboro Sch Dist, PA Delaware Cnty Rfdg
          (MBIA Insd)   ......................................   6.600%  10/01/12  $  2,703,275
   5,250  Lancaster Cnty, PA Hosp Auth Rev Lancaster
          Genl Hosp Proj (AMBAC Insd)   ......................   6.125   07/01/12     5,399,625
   1,600  Lancaster, PA Higher Edl Auth College Rev Franklin
          & Marshall College Proj (MBIA Insd)   ..............   6.700   04/15/12     1,729,680
   2,715  Langhorne Manor Boro, PA Higher Edl & Hlth
          Auth Rev Woods Sch (Connie Lee Insd)  ..............   6.500   11/15/14     2,847,926
   4,000  Lehigh Cnty, PA Genl Purp Auth Rev
          Good Shepherd Rehab Hosp  ..........................   7.500   11/15/21     4,156,000
   2,000  Lehigh Cnty, PA Genl Purp Auth Rev Lehigh
          Vly Hosp Inc Ser A Rfdg (MBIA Insd)   ..............   6.500   07/01/10     2,172,540
   1,000  Lower Providence Twp, PA Swr Auth Swr Rev   ........   6.750   05/01/22     1,051,120
   2,000  Luzerne Cnty, PA Ser B (FGIC Insd)  ................   6.000   09/15/11     2,040,800
   4,250  Media Boro, PA Gtd Wtr Rev Rfdg (MBIA Insd)   ......   6.600   01/01/22     4,576,442
   3,000  Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
          Abington Hosp (Embedded Cap) (AMBAC Insd) <F2>   ...   6.000   06/01/16     3,016,650
   1,000  Montgomery Cnty, PA Higher Edl & Hlth Auth
          Hosp Rev Pottstown Mem Med Cent Proj   .............   7.350   11/15/05     1,060,870
   1,000  Montgomery Cnty, PA Higher Edl & Hlth Auth
          Hosp Rev Pottstown Mem Med Cent Proj   .............   6.875   11/15/20     1,007,000
   4,500  Montgomery Cnty, PA Higher Edl & Hlth Auth
          Rev Saint Josephs Univ (Connie Lee Insd)  ..........   6.500   12/15/22     4,764,465
   1,000  Montgomery Cnty, PA Indl Dev Auth Rev
          Pollutn Ctl Ser E Rfdg (MBIA Insd)   ...............   6.700   12/01/21     1,081,860
   5,000  North Allegheny, PA Sch Dist Ser A Rfdg
          (AMBAC Insd)   .....................................   6.350   11/01/12     5,278,300
   1,000  North Penn, PA Wtr Auth Wtr Rev (FGIC Insd)   ......   6.875   11/01/19     1,160,720
     350  Northeastern York Cnty, PA Sch Dist Ser B
          (FGIC Insd)  .......................................       *   09/01/09       167,475
     500  Northeastern York Cnty, PA Sch Dist Ser B
          (FGIC Insd)  .......................................       *   03/01/10       229,735
     885  Northeastern York Cnty, PA Sch Dist Ser B
          (FGIC Insd)  .......................................       *   09/01/10       395,745
     500  Northeastern York Cnty, PA Sch Dist Ser B
          (FGIC Insd)  .......................................       *   03/01/11       214,380
   4,820  Northhampton Cnty, PA Hosp Auth Rev Easton
          Hosp Ser A (MBIA Insd)   ...........................   6.250   01/01/11     5,050,878
   9,000  Northumberland Cnty, PA Auth Comwlth Lease
          Rev Correctional Fac (MBIA Insd)   .................       *   10/15/11     3,728,430
   5,000  Pennsylvania Hsg Fin Agy Single Family
          Mtg Ser 34B (FHA Gtd)  .............................   7.000   04/01/24     5,228,900


          5    See Notes to Financial Statements

Portfolio of Investments (Continued)
October 31, 1995
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)
$  1,750  Pennsylvania Infrastructure Invt Auth Rev
          Pennvest Subser B   ....................................   6.800%  09/01/10  $   1,922,637
   2,750  Pennsylvania Intergvtl Coop Auth Spl Tax Rev City of
          Philadelphia Funding Pgm (Prerefunded @ 06/15/02)  .....   6.800   06/15/12      3,105,217
   6,000  Pennsylvania Intergvtl Coop Auth Spl Tax Rev City of
          Philadelphia Funding Pgm (MBIA Insd)  ..................   5.600   06/15/15      5,946,720
   5,700  Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser C (AMBAC Insd)  .....................   6.400   03/01/22      5,840,220
   2,660  Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Temple Univ 1st Ser (MBIA Insd)   .............   6.500   04/01/21      2,815,903
   3,000  Pennsylvania St Higher Edl Fac Auth Rev
          Philadelphia College Osteopathic (Connie Lee Insd)  ....   5.375   12/01/18      2,811,600
   1,020  Pennsylvania St Ser A  .................................   6.500   11/15/10      1,101,641
   3,000  Pennsylvania St Ser 1  .................................   6.375   09/15/12      3,186,900
     395  Philadelphia, PA Gas Wks Rev (AMBAC Insd)   ............   6.750   01/01/15        426,047
     105  Philadelphia, PA Gas Wks Rev
          (Prerefunded @ 01/01/99) (AMBAC Insd)   ................   6.750   01/01/15        114,991
   5,000  Philadelphia, PA Gas Wks Rev Ser 14 (FSA Insd)  ........   6.250   07/01/08      5,363,050
   1,000  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
          Rev Frankford Hosp Rfdg (Connie Lee Insd)  .............   5.750   01/01/19        987,930
     500  Philadelphia, PA Hosp & Higher Edl Fac Auth
          Hosp Rev Temple Univ Hosp Ser A   ......................   6.625   11/15/23        506,190
   2,980  Philadelphia, PA Redev Auth Hsg Rev Rfdg
          (GNMA Collateralized)   ................................   6.875   02/01/24      3,109,809
   1,710  Pottstown Boro, PA Auth Swr Rev Gtd (FGIC Insd)  .......       *   11/01/13        616,370
     750  Reading, PA (Prerefunded @ 11/15/02)
          (AMBAC Insd)   .........................................   6.500   11/15/12        838,665
   5,000  Saint Mary Hosp Auth Bucks Cnty, PA Rev Franciscan
          Hlth Saint Mary Ser A (MBIA Insd)   ....................   6.500   07/01/22      5,289,350
   2,220  Silver Spring Twp Auth, PA Swr Rev Gtd (FGIC Insd)   ...   6.700   07/15/21      2,398,000
   1,035  Unity Twp, PA Muni Auth Gtd Cap Apprec
          (AMBAC Insd)   .........................................       *   11/01/15        325,404
   1,750  West Allegheny, PA Sch Dist Ser AA (AMBAC Insd)  .......   6.250   02/01/14      1,815,502
   7,090  Westmoreland Cnty, PA (AMBAC Insd)   ...................       *   08/01/15      2,290,354
   3,545  Westmoreland Cnty, PA (AMBAC Insd)   ...................       *   08/01/16      1,081,509
   7,090  Westmoreland Cnty, PA (AMBAC Insd)   ...................       *   08/01/17      2,039,297
   2,000  Wilkinsburg, PA Jt Wtr Auth Wtr Rev Ser B
          (AMBAC Insd)   .........................................       *   08/15/12        782,280
   1,670  Yough Sch Dist, PA Cap Apprec (MBIA Insd)  .............       *   10/01/14        564,159
                                                                                       -------------
                                                                                         180,962,702
                                                                                       -------------

          6    See Notes to Financial Statements

Portfolio of Investments (Continued)
October 31, 1995
---------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                    Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------
         Guam   1.1%
$ 2,000  Guam Govt Ser A   ..........................    5.625% 09/01/02  $  2,022,980
                                                                          ------------
         Puerto Rico   5.2%
  6,000  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
         Ser T (Prerefunded @ 07/01/02)  ............    6.500  07/01/22     6,769,500
  2,000  Puerto Rico Comwlth Pub Impt
         (Prerefunded @ 07/01/02)   .................    6.800  07/01/21     2,290,780
  1,000  Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
         (Prerefunded @ 07/01/02)   .................    6.875  07/01/21     1,149,670
                                                                          ------------
                                                                            10,209,950
                                                                          ------------
Total Long-Term Investments   98.7%
  (Cost $177,978,513) <F1> .............................................   193,195,632
Other Assets in Excess of Liabilities  1.3% ............................     2,620,428
                                                                          ------------
Net Assets  100% .......................................................  $195,816,060
                                                                          ============

*Zero coupon bond


<F1> At October 31, 1995, cost for federal income tax purposes is $177,978,513;
the aggregate gross unrealized appreciation is $15,339,585 and the aggregate gross unrealized depreciation is $122,466, resulting in net unrealized appreciation of $15,217,119.

<F2> An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.


The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

Portfolio Composition by Credit Quality

AAA ...    82.0%
AA ....     8.8
A .....     3.5
BBB ...     4.3
B .....     1.4
         -------
          100.0%
         =======

        7                     See Notes to Financial Statements

Statement of Assets and Liabilities
October 31, 1995
--------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $177,978,513) (Note 1) ....................................  $  193,195,632
Receivables:
  Interest ...................................................................................       3,426,556
  Investments Sold ...........................................................................          25,000
Unamortized Organizational Expenses (Note 1)  ................................................           7,011
                                                                                                --------------
    Total Assets .............................................................................     196,654,199
                                                                                                --------------
Liabilities:
Payables:
Custodian Bank ...............................................................................         484,772
  Investment Advisory Fee (Note 2) ...........................................................         107,743
  Income Distributions - Common and Preferred Shares  ........................................          83,498
  Administrative Fee (Note 2)  ...............................................................          33,152
Accrued Expenses .............................................................................         128,974
                                                                                                --------------
    Total Liabilities ........................................................................         838,139
                                                                                                --------------
Net Assets ...................................................................................  $  195,816,060
                                                                                                ==============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,400 issued with
  liquidation preference of $50,000 per share) (Note 4) ......................................  $   70,000,000
                                                                                                --------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  7,420,972 shares issued and outstanding)  ..................................................          74,210
Paid in Surplus  .............................................................................     109,423,100
Net Unrealized Appreciation on Investments  ..................................................      15,217,119
Accumulated Undistributed Net Investment Income  .............................................         839,160
Accumulated Net Realized Gain on Investments .................................................         262,471
                                                                                                --------------
    Net Assets Applicable to Common Shares ...................................................     125,816,060
                                                                                                --------------
Net Assets ...................................................................................  $  195,816,060
                                                                                                ==============
Net Asset Value Per Common Share($125,816,060 divided
  by 7,420,972 shares outstanding) ...........................................................  $        16.95
                                                                                                ==============

8  See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 1995
--------------------------------------------------------------------------------
Investment Income:
Interest .......................................................  $  11,724,459
                                                                  --------------
Expenses:
Investment Advisory Fee (Note 2)  ..............................      1,228,659
Administrative Fee (Note 2) ....................................        378,049
Preferred Share Maintenance (Note 4) ...........................        138,444
Custody (Note 1)  ..............................................         61,204
Trustees Fees and Expenses (Note 2) ............................         20,742
Legal (Note 2)  ................................................         15,230
Amortization of Organizational Expenses (Note 1)  ..............          4,997
Other ..........................................................        145,901
                                                                  --------------
Total Expenses .................................................      1,993,226
Earnings Credits on Cash Balances (Note 1) .....................         (6,408)
                                                                  --------------
Net Expenses ...................................................      1,986,818
                                                                  --------------
Net Investment Income ..........................................  $   9,737,641
                                                                  ==============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
Proceeds from Sales ............................................  $   8,739,501
Cost of Securities Sold ........................................     (8,421,668)
                                                                  --------------
Net Realized Gain on Investments  ..............................        317,833
                                                                  --------------
Unrealized Appreciation/Depreciation on Investments:
Beginning of the Period  .......................................        715,009
End of the Period ..............................................     15,217,119
                                                                  --------------
Net Unrealized Appreciation on Investments During the Period ...     14,502,110
                                                                  --------------
Net Realized and Unrealized Gain on Investments ................  $  14,819,943
                                                                  ==============
Net Increase in Net Assets from Operations .....................  $  24,557,584
                                                                  ==============

9  See Notes to Financial Statements


Statement of Changes in Net Assets
For the Years Ended October 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------
                                                                     Year Ended        Year Ended
                                                                     October 31, 1995  October 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income .............................................  $    9,737,641   $    9,842,137
Net Realized Gain/Loss on Investments .............................         317,833          (55,362)
Net Unrealized Appreciation/Depreciation on Investments
During the Period  ................................................      14,502,110      (21,508,113)
                                                                     ---------------  ---------------
Change in Net Assets from Operations  .............................      24,557,584      (11,721,338)
                                                                     ---------------  ---------------
Distributions from Net Investment Income:
  Common Shares ...................................................      (7,391,153)      (7,391,226)
  Preferred Shares  ...............................................      (2,789,395)      (1,891,467)
                                                                     ---------------  ---------------

                                                                        (10,180,548)      (9,282,693)
                                                                     ---------------  ---------------
Distributions from Net Realized Gain on Investments (Note 1):
  Common Shares ...................................................             -0-         (243,408)
  Preferred Shares  ...............................................             -0-          (66,236)
                                                                     ---------------  ---------------

                                                                                -0-         (309,644)
                                                                     ---------------  ---------------
Total Distributions  ..............................................     (10,180,548)      (9,592,337)
                                                                     ---------------  ---------------
Net Change in Net Assets from Investment Activities ...............      14,377,036      (21,313,675)
Net Assets:
Beginning of the Period  ..........................................     181,439,024      202,752,699
                                                                     ---------------  ---------------
End of the Period (Including undistributed net investment income of
  $839,160 and $1,282,067, respectively) ..........................  $  195,816,060   $  181,439,024
                                                                     ===============  ===============

10  See Notes to Financial Statements


Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

-------------------------------------------------------------------------------------------------
                                                                                March 27,1992
                                                                                (Commencement
                                                Year Ended October 31           of Investment
                                          ------------------------------------  Operations) to
                                          1995        1994          1993        October 31,1992
-------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period <F1> .........  $  15.017   $   17.889    $  14.914   $       14.763
                                          ----------  ------------  ----------  ---------------
  Net Investment Income ................      1.312        1.327        1.324             .598
  Net Realized and Unrealized
    Gain/Loss on Investments  ..........      1.997       (2.906)       2.942             .100
                                          ----------  ------------  ----------  ---------------
Total from Investment Operations  ......      3.309       (1.579)       4.266             .698
                                          ----------  ------------  ----------  ---------------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders ........       .996         .996         .996             .415
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders ...........       .376         .255         .282             .132
  Distributions from Net Realized
    Gain on Investments (Note 1):
    Paid to Common Shareholders ........        -0-         .033         .010              -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders ...........        -0-         .009         .003              -0-
                                          ----------  ------------  ----------  ---------------
Total Distributions ....................      1.372        1.293        1.291             .547
                                          ----------  ------------  ----------  ---------------
Net Asset Value, End of the Period  ....  $  16.954   $   15.017    $  17.889   $       14.914
                                          ==========  ============  ==========  ===============
Market Price Per Share at
  End of the Period ....................  $  15.000   $   12.875    $  17.250   $       15.000
Total Investment Return at Market Price
  (Non-Annualized) <F2>  ...............      24.53%      (20.21%)      22.29%            2.72%
Total Return at Net Asset Value
  (Non-Annualized) <F3>  ...............      20.03%      (10.65%)      27.39%            2.56%
Net Assets at End of the Period
  (In millions) ........................  $   195.8   $    181.4    $   202.8   $        180.6
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares (Annualized) <F4> ......       1.67%        1.66%        1.60%            1.53%
Ratio of Expenses to Average
  Net Assets (Annualized) <F4> .........       1.05%        1.06%        1.02%            1.09%
Ratio of Net Investment Income to
Average Net Assets Applicable to
  Common Shares (Annualized) <F5> ......       5.83%        6.45%        6.25%            5.09%
Portfolio Turnover ...................         4.58%        4.89%        3.99%            3.51%


<F1> Net asset value at March 27, 1992, is adjusted for common and preferred share offering costs of $.237 per common share.

<F2> Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3> Total return at net asset value (NAV) reflects the change in value of the
Trust's assets with reinvestment of dividends based upon NAV.

<F4> Beginning with the year ended October 31, 1995, the Ratios of Expenses are based upon Total Expenses which does not reflect credits earned on overnight cash balances. (Note 1)

<F5> Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

11    See Notes to Financial Statements


Notes to Financial Statements
October 31,1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen Merritt Trust for Investment Grade Pennsylvania Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on March 27, 1992.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses-The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending March 26, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

12

Notes to Financial Statements (Continued)
October 31,1995
--------------------------------------------------------------------------------


E. Expense Reductions-During the year ended October 31, 1995, the Trust's custody fee was reduced by $6,408 as a result of credits earned on overnight cash balances.

F. Federal Income Taxes-It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

G. Distribution of Income and Gains-The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the year ended October 31, 1995, the Trust recognized expenses of approximately $14,000 representing VKAC's cost of providing accounting and legal services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $24,400.

  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.

13

Notes to Financial Statements (Continued)
October 31,1995
--------------------------------------------------------------------------------


3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995, were $14,780,269 and $8,421,668, respectively.

4. Preferred Shares
The Trust has outstanding 1,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 1995, was 3.79%. During the year ended October 31, 1995, the rates ranged from 3.50% to 5.10%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

14

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen Merritt Trust for Investment Grade Pennsylvania Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Trust for Investment Grade Pennsylvania Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Trust for Investment Grade Pennsylvania Municipals as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP
Chicago, Illinois
December 5, 1995

15

Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If,before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi-dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

  One Parkview Plaza, Oakbrook Terrace, IL 60181
          Attn: Closed-End Funds

16

Van Kampen Merritt Trust For Investment Grade Pennsylvania Municipals
--------------------------------------------------------------------------------


Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer





Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian and Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

SM  denotes a service mark of
Van Kampen American Capital Distributors, Inc.

17